Businesses Acquired	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Businesses Acquired

NOTE 3 - BUSINESSES ACQUIRED

a.	SPTS

On the SPTS Closing Date, as part of the Company’s strategy to move into the high growth areas of Advanced Packaging and MEMS, the Company acquired all outstanding shares of SPTS for a total consideration of approximately $375.1 million in net cash. SPTS is currently engaged in the design, development, manufacture, marketing and service of etch, PVD and CVD equipment for use in the manufacture of MEMS, Advanced Packaging, power, RF and HBLED devices.

On the SPTS Closing Date, in connection with the SPTS Acquisition, the Company borrowed $300.0 million (before a discount of 1%) through senior secured long-term loans (the “JPMorgan Credit Agreement”), see Note 7a.

The Company accounted for this acquisition using the acquisition method of accounting and, accordingly, assets acquired and liabilities assumed from SPTS were recorded at their estimated fair values, as follows:

$ in thousands
Cash and cash equivalents	8,309
Current assets, excluding inventory	38,056
Inventories	49,108
Property, plant and equipment	25,160
Identifiable intangible assets:
In-process research and development (1)	6,920
Technological intellectual property (2)	60,870
Customer relations (3)	69,768
Trade name (3)	5,960
Backlog (4)	10,398
Goodwill	167,001

Total assets acquired	441,577

Current liabilities	38,246
Deferred taxes and other long-term liability	19,934

Total liabilities assumed	58,180

Net assets acquired	383,370

(1)	Project was successfully completed in the year ended December 31, 2015 and is amortized over a period of seven years.
(2)	Amortized over a period of up to seven years.
(3)	Amortized over a period of approximately five years.
(4)	Fully amortized as of December 31, 2016.

The results of the acquired business are consolidated into the Company’s results as of the SPTS Closing Date. The goodwill was allocated to the Semiconductor Device Division reporting unit.

The goodwill arising from the SPTS Acquisition is a result, among other things, of workforce, sales sources, marketing positioning value, cross-selling opportunities and joint development opportunities for new products in the future.

None of the goodwill recognized is expected to be deductible for income tax purposes.

Revenues of SPTS for the period from SPTS Closing Date to December 31, 2014 were approximately $110.6 million.

Below is the unaudited pro forma, combined statement of operations data for the year ended December 31, 2014, presented as if the SPTS Acquisition had occurred on January 1, 2013, after giving effect to: (a) purchase accounting adjustments, including the increase in amortization of identifiable intangible assets based on the estimated fair value thereof; (b) transaction costs; (c) interest accrued on shareholder loans; (d) estimated additional interest expense due to the receipt of the term loan under the JPMorgan Credit Agreement, only with respect to amortization, in the amount of $9.5 million in the year ended December 31, 2014, and; (e) related tax impact. This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the SPTS Acquisition taken place on January 1, 2013, nor is it necessarily indicative of future results.

$ in thousands except for share data
(unaudited)
Revenues	657,799
Net income	20,999
Earnings per share:
Basic	$0.48
Diluted	$0.47

In June 2015, the Company divested the thermal products business that it acquired as part of the SPTS Acquisition (the “Thermal Products Business”) to a buyer, in which the Company, through SPTS, owns a 5% equity interest and on the board of directors of which it retains one member. The sale price was based on a valuation of approximately $28.0 million, comprised of $22.0 million in cash plus approximately $6.0 million in accounts receivable. The sale of the Thermal Products Business, which was consummated on June 30, 2015, did not meet the criteria to be presented and disclosed as discontinued operations.

b.	AMST

On December 20, 2016, the Company, acquired substantially all of the business and operations of AMST, a company engaged in the design, manufacture and sale of capital equipment for the deposition of anti-stiction and other ultra-thin films using molecular vapor deposition or atomic layer deposition, for an aggregate purchase price of $6,429,000 in cash and a contingent entitlement to an earn-out payment on certain sales of AMST’s products up to $10.5 million over a period of 15 months, which was valued at $1.5 million and is expected to be paid in March 2018. The Company accounted for this acquisition using the purchase method of accounting and began consolidating the results of AMST on December 20, 2016. Amounts of $0.7 million and $0.7 million, respectively, were allocated to intellectual property and customer relations, and $0.6 million was allocated to other intangible assets. The Company allocated the excess of the purchase price over the fair value of the net tangible and intangible assets acquired ($1.6 million), in the amount of $6.2 million, to goodwill.